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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        DATE OF REPORT: DECEMBER 13, 2002
              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 13, 2002)

                       TEXAS PETROCHEMICAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




          TEXAS                         333-37811               76-0504002
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



                           Three Riverway, Suite 1500
                              Houston, Texas 77056
          (Address of principal executive offices, including zip code)


                                  713-627-7474
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On November 26, 2002, Texas Petrochemicals LP a wholly owned subsidiary of Texas Petrochemical Holdings, Inc. (collectively referred to as the "Company") announced in a press release the completion of the refinancing of its existing bank credit facility. The Company also filed and 8-K dated November 26, 2002 filing the press release as an exhibit reporting the completion of the refinancing. This document is being filed to as file as exhibits the credit agreements related to the new credit facilities announced in the previous filings.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99(a) Credit Agreement dated November 25, 2002 among the Company and Bank of America N.A. as Agent.

         99(b) Credit Agreement dated November 25, 2002 among the Company, Credit Suisse First Boston and Regiment Capital LLC.


                                      -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TEXAS PETROCHEMICAL HOLDINGS, INC.


Date:  December 13, 2002                   By:  /s/ Carl S. Stutts
                                               ---------------------------------
                                           Name:  Carl S. Stutts
                                                  ------------------------------
                                           Title: Executive Vice President, CFO
                                                  ------------------------------




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                                  EXHIBIT INDEX

Exhibit
-------
99(a)    Credit Agreement dated November 25, 2002 among the Company and Bank of America
         N.A. as Agent.

99(b)    Credit Agreement dated November 25, 2002 among the Company, Credit Suisse First
         Boston and Regiment Capital LLC.